Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 6/15/2005


Blended Coupon 6.7239%


Excess Protection Level
3 Month Average   4.41%
January, 2001   6.33%
December, 2000   0.41%
November, 2000   6.50%


Cash Yield19.78%


Investor Charge Offs 4.73%


Base Rate 8.72%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,705,277,271.10